Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively, of Canterbury Park Holding Corporation (the “Company”), hereby certify that:

(1)                                                          The Annual Report of the Company on Form 10-K for the period ended December 31, 2008, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2009	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer
Canterbury Park Holding Corporation

Date: March 31, 2009	/s/ David C. Hansen
David C. Hansen
Vice President and Chief Financial Officer
Canterbury Park Holding Corporation